Exhibit 10(b)

                                  CONSENT OF
                                 FOLEY & LARDNER

         We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectuses included in Post-Effective Amendment 19 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-72017). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.


                                            /s/  Foley & Lardner
                                            FOLEY & LARDNER


Washington, D.C.
December 11, 2003